PEOPLES TELEPHONE COMPANY, INC.


The following unaudited pro forma financial statements give effect to the sale by PTC Cellular, Inc. ("PTCC"), a wholly owned subsidiary of Peoples Telephone Company, Inc. (the "Company") of certain assets related to its cellular telephone operations for $300,000 in cash, a $2.0 million promissory note, shares of Shared Technologies Cellular, Inc. ("STC") common stock, a $2.5 million potential revenue earn out, and the payment by STC of approximately $1.2 million of PTCC's liabilities. The unaudited pro forma balance sheet reflects the disposition of these assets as of September 30, 1995. The unaudited pro forma statements of operations reflect the financial results of the Company after giving effect to the operations which were generated by the assets sold for the nine months ended September 30, 1995 and the year ended December 31, 1994 as if the disposition had occurred on January 1, 1995 and 1994, respectively.

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
                         PEOPLES TELEPHONE COMPANY, INC.
                      CONSOLIDATED PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1995
                            (UNAUDITED, IN THOUSANDS)

                                 ASSETS                                   PEOPLES TELEPHONE    PTC(A)       PRO FORMA
                                                                             COMPANY, INC   CELLULAR, INC. ADJUSTMENTS    PRO FORMA
                                                                          ----------------- -------------- -----------    ---------
Current assets
  Cash and cash equivalents.................................................  $    9,107           --            300(b)       9,407
  Accounts receivable, net of allowance for doubtful
   accounts of $4,912 ......................................................      10,649           --           --           10,649
  Inventory ................................................................       3,209           --           --            3,209
  Prepaid expenses  and other current assets ...............................       3,496           --           --            3,496
  Net assets of discontinued operations ....................................       2,300          2,300         --             --
                                                                               ---------      ---------    ---------      ---------
     Total current assets ..................................................      28,761          2,300          300         26,761
Property and equipment, net ................................................      82,183           --           --           82,183
Location contracts, net ....................................................      32,324           --           --           32,324
Goodwill, net ..............................................................       8,437           --           --            8,437
Intangible assets, net .....................................................       3,249           --           --            3,249
Other assets, net ..........................................................       9,354           --          2,000(c)      11,354
Deferred income taxes ......................................................       3,407           --           --            3,407
Investment in unconsolidated affiliate .....................................       3,940           --           --            3,940
                                                                               ---------      ---------    ---------      ---------
     Total assets ..........................................................   $ 171,655      $   2,300    $   2,300      $ 171,655
                                                                               =========      =========    =========      =========
                LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
  Notes payable and current maturities of long-term debt ...................   $     455           --           --        $     455
  Current portion of obligations under capital leases ......................       1,142           --           --            1,142
  Accounts payable and accrued expenses ....................................      24,544           --           --           24,544
  Accrued interest payable .................................................       2,645           --           --            2,645
  Income and other taxes payable ...........................................       2,277           --           --            2,277
                                                                               ---------      ---------    ---------      ---------
     Total current liabilities .............................................      31,063           --           --           31,063
Notes payable and long-term debt ...........................................     103,047           --           --          103,047
Obligations under capital leases ...........................................       1,971           --           --            1,971
                                                                               ---------      ---------    ---------      ---------
     Total liabilities .....................................................     136,081           --           --          136,081
                                                                               ---------      ---------    ---------      ---------
Commitments and contingencies ..............................................        --             --           --             --
Preferred Stock
  Mandatory redeemable preferred stock, $.01 par value, 5,000 shares
   authorized; 150 shares issued and outstanding ...........................      14,546           --           --           14,546
  Preferred stock dividends payable ........................................         210           --           --              210
                                                                               ---------      ---------    ---------      ---------
      Total preferred stock ................................................      14,756           --           --           14,756
                                                                               ---------      ---------    ---------      ---------
Shareholders' equity
  Preferred stock; $.01 par value; 4,300 shares authorized;
    none issued and outstanding ............................................        --             --           --             --
  Convertible preferred stock; Series B, $.01 par value;
    600 shares authorized; none issued and outstanding .....................        --             --           --             --
  Common stock; $.01 par value; 25,000 shares authorized;
    15,883 shares issued and outstanding ...................................         159           --           --              159
  Capital in excess of par value ...........................................      57,598           --           --           57,598
  Accumulated deficit ......................................................     (36,939)          --           --          (36,939)
                                                                               ---------      ---------    ---------      ---------
     Total shareholders' equity ............................................      20,818           --           --           20,818
                                                                               ---------      ---------    ---------      ---------
     Total liabilities and shareholders' equity ............................   $ 171,655      $    --      $    --        $ 171,655
                                                                               =========      =========    =========      =========

(a) Does not include assets not sold or liabilities not assumed of approximately $6.0 million, net.
(b) Cash proceeds from sale transaction.
(c) Note receivable from sale transaction.

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
                         PEOPLES TELEPHONE COMPANY, INC.
                 CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                PEOPLES TELEPHONE       PTC            PRO FORMA
                                                                  COMPANY, INC     CELLULAR, INC.     ADJUSTMENTS         PRO FORMA
                                                                -----------------  --------------     -----------         ---------
Revenues
  Coin calls .................................................      $  58,855              --               --            $  58,855
  Non-coin calls .............................................         46,897              --               --               46,897
  Service and other ..........................................            122              --               --                  122
                                                                    ---------         ---------        ---------          ---------
     Total revenues ..........................................        105,874              --               --              105,874

Costs and expenses
  Telephone charges ..........................................         37,554              --               --               37,554
  Commissions ................................................         26,264              --               --               26,264
  Field service and collection ...............................         17,319              --               --               17,319
  Selling, general and administrative ........................          8,455              --                150 (b)          8,605
  Depreciation and amortization ..............................         16,888              --               --               16,888
  Interest ...................................................          7,119              --                723 (c)          7,842
  Provision for impairment of inmate assets ..................          4,350              --               --                4,350
  Loss on disposal of prepaid calling card and
    international telephone centers ..........................            566              --               --                  566
  Litigation settlement expense ..............................            925              --               --                  925
  Other ......................................................            237              --               --                  237
                                                                    ---------         ---------        ---------          ---------
     Total costs and expenses ................................        119,677              --                873            120,550

Loss from continuing operations before income taxes ..........        (13,803)             --               (873)           (14,676)
Benefit from income taxes ....................................          1,737              --               --                1,737
                                                                    ---------         ---------        ---------          ---------
Loss from continuing operations ..............................        (12,066)             --               (873)           (12,939)
                                                                    ---------         ---------        ---------          ---------

Discontinued operations
  Loss from operations........................................           --                --               --                 --
  Loss on disposition ........................................        (12,066)          (14,600)(a)      (13,607)(a)        (11,073)
                                                                    ---------         ---------        ---------          ---------
Loss from discontinued operations ............................        (12,066)          (14,600)         (13,607)           (11,073)
Extraordinary loss from extinguishment of debt, net ..........         (3,015)             --               --               (3,015)
                                                                    ---------         ---------        ---------          ---------
      Net loss ...............................................      $ (27,147)        $ (14,600)         (14,480)           (27,027)
                                                                    =========         =========        =========          =========
Earnings (loss) per common share
 Loss from continuing operations .............................      $    (.76)                                            $    (.81)
 Loss from discontinued operations ...........................           (.76)                                                 (.70)
 Extraordinary loss from extinguishment of debt, net .........           (.19)                                                 (.19)
                                                                    ---------                                             ---------
     Net loss ................................................      $   (1.71)                                            $   (1.70)
                                                                    =========                                             =========

Weighted average common and common equivalent shares
 outstanding .................................................         15,861                                                15,861
                                                                    =========                                             =========

(a) Represents loss on disposal of PTC Cellular, Inc. The loss on disposal includes a valuation allowance of approximately $5.5 million recorded against deferred tax assets generated by this transaction. The change in estimated loss on disposal resulted from, among other things, change in market conditions, disputes over liabilities for cellular cloning charges, decreased revenue attributable to PIN numbers introduced by the cellular carriers to prevent cloning and a delay in creating a new phone technology to deal with PIN numbers and other matters.
(b) Represents rent expense previously absorbed by PTC Cellular, Inc. which will not be absorbed upon sale and relocation of these operations.
(c) Represents interest allocation from parent, net of interest income on $2.0 million promissory note at 8.0% beginning on January 1, 1995.

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
                         PEOPLES TELEPHONE COMPANY, INC.
                 CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                               PEOPLES TELEPHONE        PTC           PRO FORMA
                                                                 COMPANY, INC     CELLULAR, INC.     ADJUSTMENTS        PRO FORMA
                                                               -----------------  --------------     -----------        ---------
Revenues
  Coin calls .................................................     $  79,392             --                --           $  79,392
  Non-coin calls .............................................        75,542             --                --              75,542
  Gain on sale of assets .....................................           441             --                --                 441
  Service and other ..........................................         1,615             --                --               1,615
                                                                   ---------        ---------         ---------         ---------
     Total revenues ..........................................       156,990             --                --             156,990

Costs and expenses
  Telephone charges ..........................................        65,204             --                --              65,204
  Commissions ................................................        32,693             --                --              32,693
  Field service and collection ...............................        21,334             --                --              21,334
  Selling, general and administrative ........................        14,580             --                 210 (c)        14,790
  Depreciation and amortization ..............................        22,522             --                --              22,522
  Interest ...................................................         6,668             --                 623 (d)         7,291
  Loss from operations of prepaid calling card and
     international telephone centers .........................         1,816             --                --               1,816
  Loss on disposal of prepaid calling card and
    international telephone centers ..........................         3,690             --                --               3,690
                                                                   ---------        ---------         ---------         ---------

     Total costs and expenses ................................       168,507             --                 833           169,340

Loss from continuing operations before income taxes ..........       (11,517)            --                (833)          (12,350)
Benefit from income taxes ....................................         4,354             --                --               4,354
                                                                   ---------        ---------         ---------         ---------
Loss from continuing operations ..............................        (7,163)            --                (833)           (7,996)

Discontinued operations
  Loss from operations, net of tax benefit of $2,344 .........        (3,910)          (3,910)(a)          --                --
  Loss on disposition ........................................        (7,320)          (4,786)(b)       (13,607)(e)       (16,141)
                                                                   ---------        ---------         ---------         ---------
Loss from discontinued operations ............................       (11,230)          (8,696)          (13,607)          (16,141)
                                                                   ---------        ---------         ---------         ---------
      Net loss ...............................................     $ (18,393)       $  (8,696)        $ (14,440)        $ (24,137)
                                                                   =========        =========         =========         =========

Earnings (loss) per common share
 Loss from continuing operations..............................     $    (.46)                                           $    (.51)
 Loss from discontinued operations ...........................          (.71)                                               (1.03)
                                                                   ---------                                            ---------
     Net loss.................................................     $   (1.17)                                           $   (1.54)
                                                                   =========                                            =========
Weighted average common and common equivalent shares
 outstanding .................................................        15,713                                               15,713
                                                                   =========                                            =========
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
(a) Represents losses from operations of PTC Cellular, Inc. for the year ended December 31, 1994.
(b) Represents a provision for the estimated impairment of asset values and losses through the anticipated divestiture date. The provision was net of an estimated gain on disposition of approximately $1.1 million and included a valuation allowance of approximately $3.4 million against deferred tax assets generated by these losses.
(c) Represents rent expense previously absorbed by PTC Cellular, Inc. which will not be absorbed upon sale and relocation of these operations.
(d) Represents interest allocation from parent, net of interest income on $2.0 million promissory note at 8.0% beginning January 1, 1994.
(e) Represents additional losses incurred on the disposition of PTC Cellular, Inc. The Loss on Disposal includes a valuation allowance of approximately
$5.5 million recorded against deferred tax assets generated by this transaction. The change in the estimated Loss on Disposal resulted from, among other things, changes in market conditions, disputes over liabilities for cellular cloning charges, decreased revenue attributable to PIN numbers introduced by cellular carriers to prevent cloning and a delay in creating a new phone technology to deal with PIN numbers and other matters.